UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 20, 2006
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                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-14879                22-2322400
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ            08540
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        (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


     On April 20, 2006, Cytogen Corporation ("Cytogen") announced that it had entered into a Membership Interest Purchase Agreement (the "Purchase Agreement") with Progenics Pharmaceuticals, Inc. ("Progenics") providing for the sale to Progenics of Cytogen's 50% ownership interest in PSMA Development Company LLC ("PDC"), Cytogen's joint venture with Progenics for the development of in vivo cancer immunotherapies based on prostate-specific membrane antigen (PSMA).

     In addition, on April 20, 2006, Cytogen entered into an Amended and Restated PSMA/PSMP License Agreement (the "License Agreement") with Progenics and PDC pursuant to which Cytogen licensed PDC rights in the Field, as such term is defined in the License Agreement.

     Under the terms of such agreements, Cytogen sold its 50% interest in PDC to Progenics for an upfront cash payment of $13.2 million, potential future milestone payments totaling up to $52 million payable upon regulatory approval and commercialization of PDC products, and an undisclosed royalty on future PDC product sales.

     Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the related press release of Cytogen, dated April 24, 2006. A copy of the License Agreement and the Purchase Agreement will be filed as exhibits to Cytogen's upcoming quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On April 20, 2006, Cytogen entered into the Purchase Agreement with Progenics providing for the sale to Progenics of the Company's 50% ownership interest in PDC, the company's joint venture with Progenics for the development of in vivo cancer immunotherapies based on PSMA. Cytogen sold its 50% interest in the LLC to Progenics in exchange for the payment of $13.2 million in cash to Cytogen.

     Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the related press release of Cytogen, dated April 24, 2006. A copy of the Purchase Agreement will be filed as an exhibit to the Company's upcoming quarterly Report on Form 10-Q for the quarter ended March 31, 2006. The Company will file pro forma financial information on an amendment to this Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

       Exhibit No.       Description
       -----------       -----------

          99.1           Press Release of Cytogen dated April 24, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOGEN CORPORATION



                                        By: /s/ Michael D. Becker
                                           -------------------------------------
                                           Michael D. Becker
                                           President and Chief Executive Officer

Dated:   April 26, 2006

                                  EXHIBIT INDEX


       Exhibit No.       Description
       -----------       -----------

           99.1          Press Release of Cytogen dated April 24, 2006.